SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report - January 25, 1999
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------
    (as depositor under a certain Pooling and Servicing Agreement dated as of
     November 30, 1998, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 1998-1)
             (Exact Name of Registrant as specified in its charter)



       Delaware                   333-24599                   52-2029487
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events
---------------------


     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the January 25, 1999 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUITY ONE ABS, INC.



                                          By: /s/ Dennis Kildea
                                              -----------------------------
                                              Dennis Kildea, Vice President


Dated:  January 27, 1999

                                                                         ANNEX A


                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS




                                                                     PAGE #1
      DISTRIBUTION:    25-Jan-99
      RECORD DATE:     22-Jan-99



---------------------------------------------------------------------------------------------------------------
              ORIGINAL            BEGINNING                                                          ENDING
             CERTIFICATE         CERTIFICATE        PRINCIPAL        INTEREST         TOTAL       CERTIFICATE
CLASS          BALANCE             BALANCE         DISTRIBUTION    DISTRIBUTION    DISTRIBUTION     BALANCE
---------------------------------------------------------------------------------------------------------------
  A-1        100,027,563.57      100,027,563.57     2,916,203.18     558,487.23    3,474,690.41   97,111,360.39
  A-2         25,002,775.06       25,002,775.06        24,660.71     145,432.81      170,093.52   24,978,114.35
   R              N/A                 N/A                   0.00           0.00            0.00        N/A
---------------------------------------------------------------------------------------------------------------
TOTALS       125,030,338.63      125,030,338.63     2,940,863.89     703,920.04    3,644,783.93  122,089,474.74
---------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------
           FACTOR INFORMATION PER $1,000                                                PASS THRU RATES

                                                               ENDING
            CUSIP          PRINCIPAL          INTEREST        CERTIFICATE                           PASS
CLASS       NUMBER       DISTRIBUTION       DISTRIBUTION        BALANCE                 CLASS     THRU RATE
---------------------------------------------------------------------------------------------------------------
 A-1      294751AF9       29.15399592        5.58333333      970.84600408                 A-1      6.70000%
 A-2      294751AG7        0.98631892        5.81666674      999.01368108                 A-2      6.98000%
---------------------------------------------------------------------------------------------------------------

                IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

                ARANKA PAUL
                THE CHASE MANHATTAN BANK -- STRUCTURED FINANCE SERVICES 450 WEST 33RD STREET, 14TH FLOOR
                NEW YORK, NEW YORK 10001
                (212) 946-3236

[LOGO]                           (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

     DISTRIBUTION:    25-Jan-99                                        PAGE # 2
     RECORD DATE:     22-Jan-99

                                                                  GROUP I                  GROUP II
                                                                  -------                  --------
SEC. 4.03 (a) (i)         TOTAL PRINCIPAL DISTRIBUTION          2,916,203.18               24,660.71
                          SCHEDULED PRINCIPAL DUE                 141,219.24               20,668.05
                          CURTAILMENTS                             18,548.58                3,992.66
                          PAYOFFS                               2,756,435.36                    0.00
                          REPURCHASES PRINCIPAL BALANCE                 0.00                    0.00
                          LIQUIDATION PROCEEDS                          0.00                    0.00
                          LOAN LOSSES                                   0.00                    0.00
                          SUBSTITUTE LOAN ADJUSTMENT AMOUNT             0.00                    0.00
                          PRINCIPAL SHORTFALL                           0.00                    0.00


SEC. 4.03 (a) (ii)        TOTAL INTEREST DISTRIBUTION

                                                                        PREVIOUSLY      CURRENT      TOTAL
                                                        SCHEDULED         UNPAID        INTEREST    INTEREST
                                                        INTEREST         INTEREST      SHORTFALL    SHORTFALL
                                                        --------         --------      ---------    ---------
                          CLASS A-1  DISTRIBUTION      558,487.23          0.00          0.00         0.00
                          CLASS A-2 DISTRIBUTION       145,432.81          0.00          0.00         0.00


SEC. 4.03 (a) (iii)       TOTAL SHORTFALL

                                                       ALLOC TO INT       ALLOC TO PRIN       SHORTFALL
                                                       ------------       -------------       ---------
                          CLASS A-1 DISTRIBUTION          0.00               0.00              0.00
                          CLASS A-2 DISTRIBUTION          0.00               0.00              0.00


SEC. 4.03 (a) (iv)        ENDING CERTIFICATE BALANCE

                                                              CLASS A-1                CLASS A-2
                                                              ---------                ---------
                                                            97,111,360.39            24,978,114.35


SEC. 4.03 (a) (v)         POOL SCHEDULED PRINCIPAL BALANCE                           122,089,474.74
                                                                                     --------------

                                                              GROUP I                   GROUP II
                                                              -------                   --------
                                                           97,111,360.39              24,978,114.35


SEC. 4.03 (a) (vi)        SERVICING FEES

                                                              GROUP I                   GROUP II
                                                              -------                   --------
                                                            40,463.07                 10,407.55


SEC. 4.03 (a) (viii)

                                                                                 GROUP I        GROUP II
                                                                                 -------        --------
                          ADVANCES INCLUDED IN CURRENT DISTRIBUTION             171,838.25      31,004.25
                          AGGREGATE AMOUNT OF ADVANCES OUTSTANDING              171,838.25      31,004.25


        [LOGO]                      (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS


    DISTRIBUTION: 25-Jan-99                                             PAGE# 3
    RECORD DATE:  22-Jan-99


SEC. 4.03 (a)(ix)

                                                      GROUP I DELINQUENCIES
                          ----------------------------------------------------------------------------------
DELINQUENCIES             PERIOD             NUMBER       PERCENTAGE        PRIN. BALANCE        PERCENTAGE
                          ----------------------------------------------------------------------------------
                           1 -- 30 DAYS       298            25.04%          27,079,554.22         27.89%
                          30 -- 60 DAYS        21             1.76%           1,446,877.61          1.49%
                          61 -- 90 DAYS         3             0.25%             216,573.87          0.22%
                          91  + DAYS            0             0.00%                   0.00          0.00%

                                                      GROUP II DELINQUENCIES
                          ----------------------------------------------------------------------------------
                          PERIOD             NUMBER       PERCENTAGE        PRIN. BALANCE        PERCENTAGE
                          ----------------------------------------------------------------------------------
                           1 -- 30 DAYS        33            27.50%           6,274,898.84         25.12%
                          30 -- 60 DAYS         2             1.67%             565,237.29          2.26%
                          61 -- 90 DAYS         0             0.00%                   0.00          0.00%
                          91  + DAYS            0             0.00%                   0.00          0.00%

                                                        GROUP I FORECLOSURE
                          ----------------------------------------------------------------------------------
FORECLOSURE               PERIOD             NUMBER       PERCENTAGE        PRIN. BALANCE        PERCENTAGE
                          ----------------------------------------------------------------------------------
                           1 -- 30 DAYS         0             0.00%                   0.00          0.00%
                          30 -- 60 DAYS         0             0.00%                   0.00          0.00%
                          61 -- 90 DAYS         0             0.00%                   0.00          0.00%
                          91  + DAYS            0             0.00%                   0.00          0.00%

                                                        GROUP II FORECLOSURE
                          ----------------------------------------------------------------------------------
                          PERIOD             NUMBER       PERCENTAGE        PRIN. BALANCE        PERCENTAGE
                          ----------------------------------------------------------------------------------
                           1 -- 30 DAYS         0             0.00%                   0.00          0.00%
                          30 -- 60 DAYS         0             0.00%                   0.00          0.00%
                          61 -- 90 DAYS         0             0.00%                   0.00          0.00%
                          91  + DAYS            0             0.00%                   0.00          0.00%

SEC. 4.03 (a)(x)         LOANS THAT BECAME REO PROPERTY DURING REPORTING PERIOD:

                                      LOAN NUMBER         PRIN BAL
                                      -----------         --------
                          GROUP I            0.00             0.00
                          GROUP II           0.00             0.00

SEC. 4.03 (a)(xi)         OUTSTANDING REO PROPERTIES

                                                          GROUP I
                                           -----------------------------------------------
                                           NUMBER       PRINCIPAL BAL         MARKET VALUE
                                           -----------------------------------------------
                                             0              0.00                  0.00

                                                          GROUP II
                                           -----------------------------------------------
                                           NUMBER       PRINCIPAL BAL         MARKET VALUE
                                           -----------------------------------------------
                                             0              0.00                  0.00

SEC. 4.03 (a)(xii)        CROSS-COLLATERALIZATION

                                                     GROUP I        GROUP II
                                                     -------        --------
                                                      0.00            0.00

   [LOGO]                          (C) COPYRIGHT 1998, THE CHASE MANHATTAN BANK

                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1998-1
                         STATEMENT TO CERTIFICATEHOLDERS

     DISTRIBUTION:      25-Jan-99                                    PAGE# 4
     RECORD DATE:       22-Jan-99

SEC. 4.03 (a) (xiii)    AMOUNTS WITHDRAWN FROM SPREAD ACCT
                        FOR DEPOSIT TO DISTRIBUTION ACCT


                                                   GROUP I        GROUP II
                                                   -------        --------
                                                    0.00            0.00

                                                                       CLASS A-1        CLASS A-2
                                                                       ---------        ---------

SEC. 4.03 (a) (xiii)    MONTHLY SPREAD ACCT DEPOSIT AMOUNT            256,698.00        70,507.06
                                                                    -----------------------------
                        SPREAD ACCT DEPOSIT PERCENTAGE                       100%             100%
                                                                    -----------------------------
                        SPREAD ACCT DEPOSIT AMOUNT                    256,698.00        70,507.06
                                                                    -----------------------------
                        SPREAD ACCT EXCESS                                  0.00
                                                                    ----------------

SEC. 4.03 (a) (xiv)     SPREAD ACCT BALANCE AFTER DISTRIBUTION DATE   639,781.06
                                                                    ----------------
SEC. 4.03 (a) (xv)      SPECIFIED SPREAD ACCT REQUIREMENT           3,000,728.13
                                                                    ----------------

SEC. 4.03 (a) (xvii)    AGGREGATE LOAN BALANCES OF 3 LARGEST MORTGAGE LOANS


                                                               GROUP I                    GROUP II
                                                               -------                    --------
                                                            712,466.58                2,219,908.40

  [LOGO]                           (C) COPYRIGHT 1998, THE CHASE MANHATTAN HANK